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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 16, 1998



                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1998-3)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                     333-44585-03             95-2944875
----------------------------      ------------------------    ----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)



           17305 Von Karman Avenue
             Irvine, California                                 92614-6203
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(Address of Principal Executive Offices)                        (Zip Code)



        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------


                                    No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:


         8.1        Tax Opinion and Consent of Arter & Hadden LLP

        23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Insurance Corporation




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST ALLIANCE MORTGAGE
                                            COMPANY, as Company



                                            By:    /s/ Francisco Nebot
                                                   ----------------------------
                                            Name:  Francisco Nebot
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



Dated:  September 16, 1998


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                                  EXHIBIT INDEX


Exhibit No.      Description                                           Page No.
----------       -----------                                           --------

    8.1          Tax Opinion and Consent of Arter & Hadden LLP

   23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Insurance Corporation